EXHIBIT 99.1

A10 Networks, Inc. Reports First Quarter 2017 Financial Results

SAN JOSE, Calif., April 27, 2017 -- A10 Networks, Inc. (NYSE: ATEN), a Secure Application Services™ company, today announced financial results for its first quarter ended March 31, 2017.

First Quarter 2017 Financial Summary

•	Revenue of $60.3 million, grew 12 percent year-over-year

•	GAAP net loss of $3.9 million or $0.06 per share

•	Non-GAAP net income of $0.7 million or $0.01 per share

A reconciliation between GAAP and non-GAAP information is contained in the financial statements below.

“The first quarter was a solid start to the year with revenue growth driven by our security and cloud-focused solutions gaining momentum among cloud provider, service provider and web-scale customers,” said Lee Chen, president and chief executive officer of A10 Networks. “We believe the cloud presents a long-term growth opportunity for A10, and we are focused on bringing new solutions to market that give customers the visibility, agility, flexibility and security they need for their cloud deployments.”

Prepared Materials and Conference Call Information
A10 Networks has made available a presentation with management’s prepared remarks on its first quarter 2017 financial results. These materials are accessible from the “Investors” section of the A10 Networks website at investors.a10networks.com.

A10 Networks will host a conference call today at 4:30 p.m. Eastern time / 1:30 p.m. Pacific time for analysts and investors to discuss its first quarter 2017 results and outlook for its second quarter of 2017. Open to the public, investors may access the call by dialing +1-844-792-3728 or +1-412-317-5105. A live audio webcast of the conference call will be accessible from the “Investors” section of the A10 Networks’ website at investors.a10networks.com. The webcast will be archived for a period of one year. A telephonic replay of the conference call will be available one hour after the call, will run for five business days, and may be accessed by dialing +1-877-344-7529 or +1-412-317-0088 and entering the passcode 10103323. The press release and supplemental financials will be accessible from the A10 Networks’ website prior to the commencement of the conference call.

Forward-Looking Statements
This press release contains “forward-looking statements,” including statements regarding our belief the cloud presents a long-term growth opportunity for A10, and our ability to bring new solutions to market that give customers the visibility, agility, flexibility and security they need for their cloud deployments. Forward-looking statements are subject to known and unknown risks and uncertainties and are based on assumptions that may prove to be incorrect, which could cause actual results to differ materially from those expected or implied by the forward-looking statements. Factors that may cause actual results to differ include the continued market adoption of our products, our ability to successfully anticipate market needs and opportunities, our timely development of new products and features, any loss or delay of expected purchases by our largest end-customers, our ability to attract and retain new end-customers, continued growth in markets relating to network security, our ability to hire, retain and motivate qualified personnel, the success of any future acquisitions or investments in complementary companies, products, services or technologies and the ability to successfully integrate acquisitions such as Appcito, the ability of our sales team to execute well, our ability to shorten our close cycles, the ability of our channel partners to sell our products, our ability to achieve or maintain profitability while continuing to invest in our sales, marketing and research and development teams, variations in product mix or geographic locations of our sales and risks associated with our presence in international markets.

Non-GAAP Financial Measures
In addition to disclosing financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), this press release and the accompanying tables contain certain non-GAAP financial measures, including non-GAAP net income (loss). Non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similarly titled measures presented by other companies.

A10 Networks considers these non-GAAP financial measures to be important because they provide useful measures of the operating performance of the company, exclusive of unusual events or factors that do not directly affect what we consider to be our core operating performance, and are used by the company's management for that purpose. We define non-GAAP net income (loss) as our net income (loss) excluding: (i) stock-based compensation ii) amortization expense related to acquisition and (iii) amounts paid in settlement of litigation, and other legal expenses associated with these settlements.

We have included non-GAAP net income (loss) in this press release. Non-GAAP financial measures are presented for supplemental informational purposes only for understanding the company's operating results. The non-GAAP financial measures should not be considered a substitute for financial information presented in accordance with GAAP, and may be different from non-GAAP financial measures presented by other companies. Please see the reconciliation of non-GAAP financial measures to the most directly comparable GAAP measure attached to this release.

About A10 Networks
A10 Networks (NYSE: ATEN) is a Secure Application Services™ company, providing a range of high-performance application networking solutions that help organizations ensure that their data center applications and networks remain highly available, accelerated and secure. Founded in 2004, A10 Networks is based in San Jose, Calif., and serves customers globally with offices worldwide. For more information, visit: www.a10networks.com and @A10Networks.

Investor Contact:
Maria Riley
The Blueshirt Group
415-217-7722
investors@a10networks.com

or

Media Contact:
Ben Stricker
A10 Networks
+1-408-325-8616
bstricker@a10networks.com
Source: A10 Networks, Inc

A10 NETWORKS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited, in thousands, except per share amounts)

	Three Months Ended March 31,
	2017	2016
Revenue:
Products	$39,706	$36,374
Services	20,580	17,430
Total revenue	60,286	53,804
Cost of revenue:
Products	9,784	8,698
Services	4,360	4,529
Total cost of revenue	14,144	13,227
Gross profit	46,142	40,577
Operating expenses:
Sales and marketing	26,263	26,768
Research and development	17,042	14,777
General and administrative	7,161	6,661
Litigation expense	—	1,791
Total operating expenses	50,466	49,997
Loss from operations	(4,324)	(9,420)
Other income (expense), net:
Interest expense	(44)	(126)
Interest and other income (expense), net	842	215
Total other income (expense), net	798	89
Loss before income taxes	(3,526)	(9,331)
Provision for income taxes	374	204
Net loss	$(3,900)	$(9,535)
Net loss per share:
Basic and diluted	$(0.06)	$(0.15)
Weighted-average shares used in computing net loss per share:
Basic and diluted	68,571	64,309

A10 NETWORKS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Continued)
(unaudited, in thousands, except per share amounts)

	Three Months Ended March 31,
	2017	2016
GAAP net loss	$(3,900)	$(9,535)
Stock-based compensation	4,316	4,612
Amortization expense related to acquisition	252	—
Litigation and settlement expense	—	836
Non-GAAP net income (loss)	$668	$(4,087)
Non-GAAP net income (loss) per share:
Basic and diluted	$0.01	$(0.06)
Weighted average shares used in computing non-GAAP net income (loss) per share:
Basic	68,571	64,309
Diluted	74,312	64,309

A10 NETWORKS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(unaudited, in thousands)

	March 31, 2017	December 31, 2016
ASSETS
Current Assets:
Cash and cash equivalents	$30,580	$28,975
Marketable securities	85,595	85,372
Accounts receivable, net of allowances	61,842	66,755
Inventory	16,509	15,070
Prepaid expenses and other current assets	6,210	5,137
Total current assets	200,736	201,309
Property and equipment, net	8,131	8,219
Goodwill and intangible assets	7,579	7,940
Other non-current assets	4,569	3,870
Total Assets	$221,015	$221,338
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities:
Accounts payable	$8,522	$9,851
Accrued liabilities	29,887	31,525
Deferred revenue, current	58,780	61,334
Total current liabilities	97,189	102,710
Deferred revenue, non-current	34,325	31,574
Other non-current liabilities	912	988
Total Liabilities	132,426	135,272
Stockholders’ Equity:
Common stock and additional paid-in-capital	335,494	328,870
Accumulated other comprehensive loss	(46)	(45)
Accumulated deficit	(246,859)	(242,759)
Total Stockholders' Equity	88,589	86,066
Total Liabilities and Stockholders' Equity	$221,015	$221,338

A10 NETWORKS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited, in thousands)

	Three Months Ended March 31,
	2017	2016
Cash flows from operating activities:
Net loss	$(3,900)	$(9,535)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	2,202	1,906
Stock-based compensation	4,316	4,612
Other non-cash items	(278)	276
Changes in operating assets and liabilities:		.
Accounts receivable, net	5,214	15,641
Inventory	(2,222)	772
Prepaid expenses and other assets	(1,699)	(1,167)
Accounts payable	(1,624)	(824)
Accrued liabilities	(1,647)	(3,351)
Deferred revenue	197	2,039
Other	(14)	69
Net cash provided by operating activities	545	10,438
Cash flows from investing activities:
Purchases of marketable securities	(18,616)	(69,530)
Proceeds from sales and maturities of marketable securities	18,314	214
Purchases of property and equipment	(678)	(1,388)
Net cash used in investing activities	(980)	(70,704)
Cash flows from financing activities:
Proceeds from issuance of common stock under employee equity incentive plans, net of repurchases	2,065	370
Other	(25)	(25)
Net cash provided by financing activities	2,040	345
Net increase (decrease) in cash and cash equivalents	1,605	(59,921)
Cash and cash equivalents - beginning of period	28,975	98,117
Cash and cash equivalents - end of period	$30,580	$38,196